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                         UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                        FORM 8-K
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  April 14, 2000

                   Diabetex International, Corp.
        ------------------------------------------------------------
               (Exact Name of Registrant)
    Nevada                           000-30380        87-0458228
----------------------------- ------------------   -----------------------
(State or other jurisdiction    (Commission            (IRS Employer
   of incorporation)             File Number)            Identification No.)

7321 Roseville Road,Sacramento, CA             95482
-------------------------------------    ------------------------
(Address of principal executive office)       (Zip Code)

Registrant's Telephone number, including area code  (702) 293-0909
                                                   --------------------------

            --------------------------------------------------------------
             (Former name or former address, if changed since last report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

There are no changes in the control of the Registrant.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

There have been no acquisitons or dispositon of assets.

ITEM 3.  BANKRUPTCY OR RECERVSHIP

The Company is not in bankruptcy or recervship.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company has not changed its Certifying Accountant.

ITEM 5.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

While none of the Directors of the Company have resigned or failed to stand for reelection the following changes to the Board of Directors is reported herein:
           In addition to Philip Bloomquist as Director, Benjamin Brucker Weisman, Ph.D is added to the Board.
           Mr. Bloomquist continues as the Chairman of the Board and Dr. Weisman will assume the duties of a director and Chief Executive Officer.

ITEM 6.  FINANCIAL STATEMENTS AND EXHIBITS

No financial statements are included with this report.

Included as an Exhibit is a copy of the employment contract by and between Dr. Weisman.

ITEM 7.  CHANGES IN FISCAL YEAR

There has been no change to the Company's fiscal year.

                                        Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Diabetex International, Corp.
                                        ----------------------------------

Date: April 14, 2000                   /s/ Philip Bloomquist
                                       ------------------------------------
                                           Philip Bloomquist
                                           Secretary